UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

Schedule 14A

_______________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GX ACQUISITION CORP. II
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GX ACQUISITION CORP. II
1325 AVENUE OF THE AMERICAS, 28th FLOOR
NEW YORK, NY 10019

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF GX ACQUISITION CORP. II:

You are cordially invited to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of GX Acquisition Corp. II (“we”, “us”, “our” or the “Company”), to be held at 11:00 a.m. Eastern time on December 28, 2022.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via a live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/gx2/2022.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated December 6, 2022, and is first being mailed to stockholders of the Company on or about December 9, 2022. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)      a proposal to re-elect Hillel Weinberger as the Class I director of the board of directors (the “Board”) until the annual meeting of the Company to be held in 2025 or until his successor is appointed and qualified (the “Director Election Proposal”);

2)      a proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”); and

3)      such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The election of the nominee in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting.

Our Board has fixed the close of business on November 28, 2022 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Director Election Proposal and THE Auditor Ratification Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Director Election Proposal, the Auditor Ratification Proposal, and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

December 6, 2022	By Order of the Board of Directors
/s/ Jay R. Bloom
Jay R. Bloom Co-Chairman
/s/ Dean C. Kehler
Dean C. Kehler Co-Chairman

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 28, 2022:    The notice of the Annual Meeting and the Proxy Statement are available at https://www.cstproxy.com/gx2/2022.

GX ACQUISITION CORP. II
1325 AVENUE OF THE AMERICAS, 28th FLOOR
NEW YORK, NY 10019

NOTICE AND PROXY STATEMENT
OF THE ANNUAL MEETING OF STOCKHOLDERS

The 2022 annual meeting of stockholders (the “Annual Meeting”) of GX Acquisition Corp. II (“we”, “us”, “our” or the “Company”) will be held at 11:00 a.m. Eastern time on December 28, 2022.

You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/gx2/2022. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)      a proposal to re-elect each of Hillel Weinberger as the Class I director of the board of directors (the “Board”) until the annual meeting of the Company to be held in 2025 or until his successor is appointed and qualified (the “Director Election Proposal”);

2)      a proposal to ratify the selection by the audit committee of the Board (the “Audit Committee”) of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”); and

3)      such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Our sponsor, GX Sponsor II LLC (the “Sponsor”), owns 7,500,000 shares of our Class B common stock (the “Founder Shares”), that were issued to the Sponsor prior to our initial public offering (“IPO”), and 5,666,667 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

Our Board has fixed the close of business on November 28, 2022 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date, there were 30,000,000 shares of our Class A common stock and 7,500,000 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Annual Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of solicitation of proxies from our working capital. In addition to these mailed proxy materials, our Board and the management of the Company (the “Management”) may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), we do not expect such payments to have a material effect on our ability to consummate the Business Combination, including the proposed business combination with NioCorp Developments Ltd. (“NioCorp”), a company organized under the laws of the Province of British Columbia (the “NioCorp Business Combination”).

This Proxy Statement is dated December 6, 2022 and is first being mailed to stockholders on or about December 9, 2022.

December 6, 2022	By Order of the Board of Directors
/s/ Jay R. Bloom
Jay R. Bloom Co-Chairman
/s/ Dean C. Kehler
Dean C. Kehler Co-Chairman

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Annual Meeting to be held at 11:00 a.m. Eastern time on December 28, 2022, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Annual Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about December 9, 2022.

We are a blank check company formed in Delaware on September 24, 2020, for the purpose of effecting the Business Combination. On March 22, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $308,500,000 in the aggregate. Following the closing of our IPO, a total of $300,000,000 ($10.00 per unit), comprised of $291,500,000 of the proceeds from our IPO (which amount includes $10,500,000 of the underwriters’ deferred discount) and $8,500,000 of the proceeds from the sale of the Private Placement Warrants, was placed in the trust account (the “Trust Account”) at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer and Trust Company (“Continental”) acting as trustee. Like most blank check companies, our amended and restated certificate of incorporation (the “Charter”) provides for the return of our funds held in the Trust Account to the holders of shares of our Class A common stock sold as part of the units sold in our IPO (whether they are purchased in our IPO or thereafter in the open market) (the “Public Shares”) if there is no Business Combination consummated on or before March 22, 2023.

Why does the Company need to hold an annual meeting?

The Annual Meeting is being held to satisfy the annual meeting requirement of Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2021.

In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2021, so that at the Annual Meeting, stockholders may discuss and ask questions of the Company with respect to such annual report.

What is being voted on?

You are being asked to vote on the following Proposals:

•        Director Election Proposal.    A proposal to re-elect Hillel Weinberger as the Class I director of the Board until the annual meeting of the Company to be held in 2025 or until his successor is appointed and qualified; and

•        Auditor Ratification Proposal.    A proposal to ratify the selection by the Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2022.

Why should I vote “FOR” the Director Election Proposal?

Mr. Hillel Weinberger has served on our Board since February 2021. Our Board believes that the stability and continuity in our Board is important as we continue to work to complete the Business Combination, including the NioCorp Business Combination

Our Board recommends that you vote in favor of the nominee set forth in the Director Election Proposal.

Why should I vote “FOR” the Auditor Ratification Proposal?

Marcum LLP has served as the Company’s independent registered public accounting firm since 2020. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to work to complete the Business Combination.

Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

What vote is required to adopt the Proposals?

•        Director Election Proposal.    The election of the nominee in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

•        Auditor Ratification Proposal.    Approval of the proposal to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by holders of the Company’s common stock present (including virtually) or represented by proxy and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the director nominee to be elected, you must withhold or vote against the nominee. Abstentions and broker non-votes (as described below) will have no effect on the Director Election Proposal.

If you do not want the Auditor Ratification Proposal to be approved, you must vote against such proposal. Abstentions will have no effect on the Auditor Ratification Proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control in favor of the Director Election Proposal and the Auditor Ratification Proposal. Currently, our Sponsor, Board and Management own 7,500,000 Founder Shares, approximately 20.0% of our issued and outstanding shares of common stock.

Does the Board recommend voting for the approval of the Proposals?

The Board recommends that our stockholders vote “FOR” the nominee set forth in the Director Election Proposal and “FOR” the Auditor Ratification Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

None of the Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder except that Hillel Weinberger is nominated for re-election as the Class I director.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

How do I attend the Annual Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Annual Meeting including the URL address, https://www.cstproxy.com/gx2/2022, along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental’s contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the Annual Meeting by dialing: 1 800-450-7155 (toll-free) within the U.S. and Canada, or: +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 1732102#. This is a listen-only option, and you will not be able to vote or enter questions during the Annual Meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Chief Financial Officer at akellett@gxacq.com, so that it is received by our Chief Financial Officer prior to the Annual Meeting or by attending the Annual Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Chief Financial Officer, which must be received by our Chief Financial Officer prior to the Annual Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

•        Director Election Proposal.    The director nominees must receive the affirmative vote of a plurality of the issued and outstanding shares of common stock represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. A stockholder’s failure to vote by proxy or to vote online at the Annual Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Election Proposal.

•        Auditor Ratification Proposal.    The ratification of the appointment of Marcum requires the vote of a majority of the votes cast by our represented in person (including virtually) or by proxy at the Annual Meeting. Abstentions will have no effect on this proposal. However, unless you provide instructions on how to vote, your brokerage firm will have the authority to vote your shares on the Auditor Ratification Proposal. See the subsection below entitled “Will my shares be voted if I do not provide my proxy?” for more information about broker-non votes.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Director Election Proposal presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your brokerage firm will have the authority to vote your shares on the Auditor Ratification Proposal unless you provide instructions on how to vote.

How many votes must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Annual Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date for the Annual Meeting, 18,750,001 shares of our common stock would be required to achieve a quorum.

Who can vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on the Record Date, November 28, 2022, are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On this Record Date, 30,000,000 shares of our Class A common stock and 7,500,000 shares of Class B common stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•        Stockholder of Record:    Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

•        Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Michael G. Maselli, our President, and Andrea J. Kellett, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Maselli or Mrs. Kellett to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your brokerage firm will have the authority to vote your shares on the Auditor Ratification Proposal unless you provide instructions on how to vote.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Director Election Proposal is considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

•        Online.    If you are a stockholder of record, you may vote online at the Annual Meeting.

•        By Mail.    You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

•        By Internet.    You may use the internet to vote your proxy. Please have your proxy card available when you access the website at www.cstproxyvote.com and follow the prompts to vote your shares.

Whether or not you plan to attend the Annual Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•        Online at the Annual Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Annual Meeting. For more information, see the subsection above entitled “How do I attend the Annual Meeting?”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Auditor Ratification Proposal and the nominee set forth in the Director Election Proposal.

How many votes do I have?

Each share of our Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Annual Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commissions (the “SEC”) within four business days following the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination, we do not expect such payments to have a material effect on our ability to consummate the Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact us at:

GX Acquisition Corp. II
1325 Avenue of the Americas, 28th Floor
New York, NY 10019
Email: akellett@gxacq.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the Business Combination, including the NioCorp Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete the Business Combination, including the proposed NioCorp Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account;

•        the competitive environment in which our successor will operate following the Business Combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO prospectus, (ii) Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 25, 2022, and (iii) Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2022, as filed with the SEC on May 16, August 8, and November 9, 2022, respectively and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. For risks related to NioCorp and the NioCorp Business Combination, see the proxy statement/prospectus to be filed by the Company with the SEC.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Rule Proposals described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, \and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for the Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, and we currently expect that we will, following such date, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account as cash items (which may be interest-bearing to the extent permitted by the trustee of the Trust Account and the applicable rules of the SEC) until the earlier of the consummation of our initial Business Combination or the liquidation of the Company. Upon moving the funds from the Trust Account to cash items, we will maintain the cash items in bank accounts which, at times, may exceed federally insured limits as guaranteed by the Federal Deposit Insurance Corporation (“FDIC”). While we intend to place our deposits in high-quality banks, only a small portion of the funds in our Trust Account will be guaranteed by the FDIC. Following the liquidation of the investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on September 24, 2020, for the purpose of effecting the Business Combination. On March 22, 2021, we consummated our IPO of 30,000,000 units. Each unit consists of one share of Class A common stock share and one-third of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $300,000,000. Simultaneously with the closing of the IPO, pursuant to certain private warrants purchase agreement, we completed the private sale of an aggregate of 5,666,667 Private Placement Warrants to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds of $8,500,000.

As of the Record Date, a total of $302,420,458 is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act.

The NioCorp Business Combination

Business Combination Agreement

On September 25, 2022, the Company, NioCorp and Big Red Merger Sub Ltd, a Delaware corporation and a direct, wholly owned subsidiary of NioCorp (“Merger Sub”), entered into a business combination agreement (the “Business Combination Agreement”).

Pursuant to the Business Combination Agreement, among other transactions, the following transactions will occur: (i) Merger Sub will merge with and into the Company with the Company surviving the merger (the “First Merger”); (ii) all Public Shares in the Company that are held by stockholders who have not elected to exercise their redemption rights in connection with the NioCorp Business Combination (the “Non-Redeeming Public Stockholders”) shall be converted into shares of Class A common stock in the Company (such shares, the “First Merger Class A Shares”), as the surviving company in the First Merger; (iii) NioCorp will purchase all First Merger Class A Shares in exchange for common shares, no par value, of NioCorp (“NioCorp Common Shares”) (the “Exchange”); (iv) NioCorp will assume the Company’s warrant agreement (the “Warrant Agreement”) and each Company warrant that was issued and outstanding immediately prior to the effective time of the Exchange will be converted into a warrant to acquire NioCorp Common Shares (a “NioCorp Assumed Warrant”); (v) all of the First Merger Class A Shares will be contributed by NioCorp to 0896800 B.C. Ltd., a company organized under the laws of the Province of British Columbia and a direct, wholly owned subsidiary of NioCorp (“Intermediate Holdco”), in exchange for additional shares of Intermediate Holdco, resulting in the Company becoming a direct subsidiary of Intermediate Holdco; (vi) Elk Creek Resources Corporation, a Nebraska corporation and a direct, wholly owned subsidiary of Intermediate Holdco (“ECRC”), will merge with and into the Company with the Company surviving the merger as a direct subsidiary of Intermediate Holdco (the “Second Merger”); and (vii) following the effective time of the Second Merger, each of NioCorp and the Company, as the surviving company of the Second Merger, will effectuate a reverse stock split with the ratio to be mutually agreed by the parties.

Pursuant to the Business Combination Agreement, upon consummation of the First Merger, each Public Share that is held by a Non-Redeeming Public Stockholder shall be converted into one First Merger Class A Share. In connection with the Exchange, NioCorp will exercise its unilateral option to purchase each First Merger Class A Share in exchange for 11.1829212 NioCorp Common Shares. As a result, each Non-Redeeming Public Stockholder will ultimately be issued NioCorp Common Shares. Upon consummation of the Second Merger, each of the First Merger Class A Shares will be converted into 11.1829212 shares of Class A common stock of the Company (each, a “Second Merger Class A Share”), as the surviving company in the Second Merger.

Pursuant to the Business Combination Agreement, upon consummation of the First Merger, each Founder Share in the Company (other than certain shares that may be forfeited in accordance with the support agreement entered into by and among the Company, NioCorp, the Sponsor, and the directors and officers of the Company on September 25, 2022, concurrently with the execution of the Business Combination Agreement) will be converted into one share of

Class B common stock in the Company (such shares, the “First Merger Class B Shares”), as the surviving company in the First Merger. Upon consummation of the Second Merger, each of the First Merger Class B Shares will be converted into 11.1829212 shares of Class B common stock of the Company (each, a “Second Merger Class B Share”), as the surviving company in the Second Merger. Each Second Merger Class B Share will be exchangeable into NioCorp Common Shares on a one-for-one basis, subject to certain equitable adjustments, in accordance with the terms of the Exchange Agreement (further described below).

Pursuant to the Business Combination Agreement, in connection with the First Merger and the assumption by NioCorp of the Warrant Agreement, each Company warrant that is issued and outstanding immediately prior to the effective time of the Exchange will be converted into one NioCorp Assumed Warrant pursuant to the Warrant Agreement. Each NioCorp Assumed Warrant will be exercisable solely for NioCorp Common Shares, and the number of NioCorp Common Shares subject to each NioCorp Assumed Warrant will be equal to the number of shares of the Company common stock subject to the applicable Company warrant multiplied by 11.1829212, with the applicable exercise price adjusted accordingly.

Following the effective time of the Second Merger, NioCorp will effectuate a reverse stock split of the issued NioCorp Common Shares, and the Company will effectuate a proportionate reverse stock split of the Second Merger Class A Shares and the Second Merger Class B Shares at a to-be-determined ratio.

The Business Combination Agreement may be terminated by the Company or NioCorp under certain circumstances, and NioCorp must pay the Company a termination fee in specified circumstances. As a result of the NioCorp Business Combination, the Company will become a subsidiary of NioCorp.

The ancillary agreements (the “Ancillary Agreements”) consist of the following agreements in connection with the Business Combination Agreement: the Registration Rights Agreement, the Exchange Agreement, the GX Support Agreement and the NioCorp Support Agreement (each of which is defined below).

Registration Rights Agreement

In connection with the Closing, the Company, the Sponsor, in its capacity as a stockholder of the Company, the directors and officers of the Company (the “GXII Holders”), the directors and officers of NioCorp (the “NioCorp Holders” and, together with the Sponsor and the GXII Holders, the “Holders”) will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, NioCorp will be obligated to file a shelf registration statement to register the resale of certain securities of NioCorp held by the Holders after the Closing. The Registration Rights Agreement will also provide the Holders with certain “demand” and “piggy-back” registration rights, subject to certain requirements and customary conditions and will subject NioCorp Holders to certain “lock-up” restrictions on transfer of NioCorp securities after the Closing.

Exchange Agreement

Pursuant to the Business Combination Agreement, in connection with the Closing, the Company, the Sponsor and NioCorp will enter into an exchange agreement (the “Exchange Agreement”), pursuant to which, among other things, the Sponsor will be entitled to exchange any or all of its shares of Second Merger Class B Shares in the Company for NioCorp Common Shares on a one-for-one basis, subject to certain equitable adjustments, in accordance with the terms of the Exchange Agreement. Under certain circumstances, and subject to certain exceptions, NioCorp may instead settle all or a portion of any exchange pursuant to the terms of the Exchange Agreement in cash, in lieu of NioCorp Common Shares, based on a volume-weighted average price of NioCorp Common Shares.

GXII Support Agreement

On September 25, 2022, concurrently with the execution of the Business Combination Agreement, the Company, NioCorp, the Sponsor, and the GXII Holders entered into a support agreement (the “GXII Support Agreement”), pursuant to which the Sponsor and the GXII Holders agreed, among other things, to vote in favor of (i) an amendment to the Company’s Charter to eliminate the automatic conversion of shares of Class B Common Stock of the Company, all of which are held by the Sponsor, into Class A common stock of the Company at the time of a Business Combination

(as defined in the Company’s Charter), (ii) the NioCorp Business Combination, and (iii) any other proposals that are necessary to effectuate the NioCorp Business Combination. With respect to certain Second Merger Class B Shares that are subject to an earnout period, the Sponsor and the GXII Holders also agreed not to transfer such shares until NioCorp Common Shares achieve a trading price exceeding certain dollar thresholds set forth in the GXII Support Agreement, subject to the terms and conditions contemplated by the GXII Support Agreement. Such shares will be forfeited if the NioCorp Common Shares do not achieve the specified trading prices prior to the tenth anniversary of the Closing Date.

NioCorp Support Agreement

On September 25, 2022, concurrently with the execution of the Business Combination Agreement, the Company, NioCorp and the NioCorp Holders entered into a support agreement (the “NioCorp Support Agreement”, pursuant to which the NioCorp Holders agreed, among other things, to vote in favor of (i) the issuance of the NioCorp securities issuable in connection with the NioCorp Business Combination, (ii) an amendment to the articles of NioCorp, as amended effective January 27, 2015, to comply with applicable listing requirements of Nasdaq, and (iii) any other proposals that are necessary to effectuate the NioCorp Business Combination.

THE ANNUAL MEETING

Overview

Date, Time and Place

The Annual Meeting will be held at 11:00 a.m. Eastern time on December 28, 2022 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/gx2/2022. The Annual Meeting will be held virtually over the internet by means of a live audio webcast.

To register for the Annual Meeting, please follow the following instructions as applicable to the nature of your ownership of our common stock:

•        Record Holders.    If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Annual Meeting, go to https://www.cstproxy.com/gx2/2022, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online annual meeting link at the top of the page. Just prior to the start of the Annual Meeting you will need to log back into the Annual Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•        Beneficial Holders.    Beneficial stockholders who own shares of the Company in “street name”, who wish to attend the online-only virtual Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Annual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. Beneficial stockholders should contact our transfer agent by December 21, 2022 at the latest (five business days prior to the Annual Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding shares of common stock on the Record Date that are (i) entitled to vote at the Annual Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date for the Annual Meeting, 18,750,001 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned shares of our common stock at the close of business on the Record Date for the Annual Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Director Election Proposal

The election of the nominee in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the

Annual Meeting will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Election Proposal. If you do not want a director nominee elected, you must vote “AGAINST” the director nominee.

Auditor Ratification Proposal

Approval of the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of our common stock represented in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have no effect on this proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Annual Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date.

Recommendation of the Board

The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” the Auditor Ratification Proposal and the nominee set forth in the Director Election Proposal.

PROPOSAL ONE — THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the Class I director, Hillel Weinberger, will expire at this Annual Meeting. The term of office of the Class II directors, Marc Mazur and James W. Harpel, will expire at the annual meeting of stockholders to be held in 2023. The term of office of the Class III directors, Jay R. Bloom and Dean C. Kehler, will expire at the annual meeting of stockholders to be held in 2024.

At the Annual Meeting, one Class I director will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or his earlier resignation or removal. The Board has nominated Hillel Weinberger for election as a Class I director. The biography of Hillel Weinberger is set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The election of the foregoing director nominee requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominee. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the election of the director nominee.

PROPOSAL TWO — THE AUDITOR RATIFICATION PROPOSAL

We are asking the stockholders to ratify the Audit Committee’s selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Marcum LLP has audited our financial statements for the fiscal year ended December 31, 2021 and the period from September 24, 2020 (inception) through December 31, 2020. A representative of Marcum LLP is not expected to be present at the Annual Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum LLP for services rendered.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum LLP in connection with regulatory filings. The aggregate fees billed by Marcum LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2021 and for the period from September 24, 2020 (inception) through December 31, 2020 totaled $69,590 and $41,650, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum LLP for consultations concerning financial accounting and reporting standards for the year ended December 31, 2021 and for the period from September 24, 2020 (inception) through December 31, 2020.

Tax Fees

We did not pay Marcum LLP for tax planning and tax advice for the year ended December 31, 2021 and for the period from September 24, 2020 (inception) through December 31, 2020.

All Other Fees

We did not pay Marcum LLP for other services for the year ended December 31, 2021 and for the period from September 24, 2020 (inception) through December 31, 2020.

Our Audit Committee has determined that the services provided by Marcum LLP are compatible with maintaining the independence of Marcum LLP as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee may not have pre-approved all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Marcum LLP, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, our Audit Committee may reconsider the selection of Marcum LLP as our independent registered public accounting firm.

Vote Required for Approval

The ratification of the appointment of Marcum LLP requires the vote of a majority of the votes cast by stockholders present (including virtually) or represented by proxy and entitled to vote on the matter at the Annual Meeting. All holders of the Company’s common stock are entitled to vote on this Proposal. Abstentions will have no effect on this Proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal.

Recommendation of the Board

Our Board recommends a vote “FOR” the ratification of the selection of Marcum LLP by the Audit Committee as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information About Executive Officers, Directors and Nominees

As of the Record Date, our directors and executive officers are as follows:

Name	Age	Position
Jay R. Bloom	67	Co-Chairman and Chief Executive Officer
Dean C. Kehler	65	Co-Chairman and Chief Executive Officer
Michael G. Maselli	62	President
Andrea J. Kellett	66	Chief Financial Officer
Arthur D. Baer	44	Vice President
Jordan S. Bloom	33	Vice President
Hillel Weinberger	69	Director
Marc Mazur	63	Director
James W. Harpel	85	Director

The experience of our directors and executive officers is as follows:

Jay R. Bloom, our Co-Chairman and Chief Executive Officer since inception, is a Managing Partner of Trimaran Fund Management, L.L.C., d/b/a Trimaran Capital Partners (“Trimaran”), which he co-founded in 1998, and serves as a Manager of Trimaran Fund II, an existing private equity fund. Trimaran and affiliated entities have managed private equity funds, collateralized loan obligations, and hedge funds (in the case of hedge funds, as sub-advisor). Prior to Trimaran, Mr. Bloom was a Managing Director and Vice Chairman of CIBC World Markets Corp. (“CIBC”), where he was responsible for CIBC’s United States and European Merchant Banking activities, which were conducted through the CIBC Funds. In addition, Mr. Bloom was responsible for overseeing CIBC’s United States and European Leveraged Finance businesses, which included financial sponsor coverage, acquisition finance, high yield origination, underwriting, sales and trading, private placements, and financial restructuring advisory services. Mr. Bloom was a co-founder of The Argosy Group, LP (“Argosy”), a boutique investment bank that engaged in leveraged finance activities and principal investing. Argosy was acquired by CIBC in 1995. Prior to Argosy, Mr. Bloom was a Managing Director of Drexel Burnham Lambert Inc., and before that, he was an investment banker at Lehman Brothers. Mr. Bloom also practiced law at Paul Weiss Rifkind Wharton & Garrison. Mr. Bloom has been serving on the board of directors of Celularity, Inc. (biotechnology; Nasdaq: CELU) since July 2021. Mr. Bloom has also served on the boards of many private and public companies spanning various industries. He has served on the Advisory Board of the Richman Center for Business, Law and Public Policy at Columbia University, as a member of the Cornell University Council and the Cornell University Undergraduate Business Program Advisory Council, and is an emeritus member of the Advisory Council of the Johnson Graduate School of Management at Cornell University. Mr. Bloom graduated summa cum laude from Cornell University with a B.S degree in, from the Johnson Graduate School with an M.B.A degree and from Columbia University School of Law with a J.D. degree, where he was a member of the Board of Editors of the Columbia Law Review. Mr. Bloom is well qualified to serve on our Board due to his extensive financial, investment, operation and private and public company experience.

Dean C. Kehler, our Co-Chairman and Chief Executive Officer since inception, is a Managing Partner of Trimaran, which he co-founded in 1998, and serves as a Manager of Trimaran Fund II. From August 2018 to July 2021, he served as Co-Chairman and Chief Executive Officer of GX Acquisition Corp., a special purpose acquisition company that merged with Celularity Inc. Prior to Trimaran, Mr. Kehler was a Managing Director and Vice Chairman of CIBC, where he was responsible for CIBC’s United States and European Merchant Banking activities, which were conducted through the CIBC Funds. In addition, Mr. Kehler was responsible for overseeing CIBC’s United States and European Leveraged Finance businesses, which included financial sponsor coverage, acquisition finance, high yield origination, underwriting, sales and trading, private placements, and financial restructuring advisory services. Mr. Kehler was a co-founder of Argosy. Prior to Argosy, Mr. Kehler was a Managing Director of Drexel Burnham Lambert Inc., and before that, he was an investment banker at Lehman Brothers. Mr. Kehler currently serves on the Boards of Directors of Celularity, Inc. (biotechnology; Nasdaq: CELU) and the boards of directors of El Pollo Loco and KCAP, respectively. Mr. Kehler has also served on the boards of many private and public companies spanning various industries. Mr. Kehler previously served as a Director, Treasurer and Chair of the Finance Committee of CARE

USA, one of the world’s largest private humanitarian organizations; and as Chair of the Board of Overseers of the University of Pennsylvania School of Nursing. Mr. Kehler graduated from the Wharton School of the University of Pennsylvania. Mr. Kehler is well qualified to serve on our Board due to his extensive financial, investment, operations and private and public company experience.

Michael G. Maselli, our President since inception, has been a Managing Director of Trimaran since 2006. From August 2018 to July 2021, he has served as Vice President of Acquisitions of GX Acquisition Corp., a special purpose acquisition company that merged with Celularity Inc. Before joining Trimaran, Mr. Maselli worked in the Corporate and Leverage Finance Groups of CIBC. Prior to joining CIBC in 1997, Mr. Maselli served as a Managing Director in Bear Stearns’ corporate finance group and, prior to that, as a Vice President at Kidder Peabody & Co. Incorporated. Mr. Maselli has guided companies and their boards as a director or advisor for over 30 years. Since 2011, Mr. Maselli has served as the Chairman of the Board of El Pollo Loco Holdings Inc. (Nasdaq: LOCO), a company engaged in the restaurant industry. From 2013 to 2015, he served on the board of directors of Norcraft Companies, Inc., and served on the board of managers of its predecessor company beginning in 2003. Additionally, Mr. Maselli served on the board of directors of ChanceLight, Inc. (f/k/a Educational Services of America, Inc.), Brite Media Group, Inc. and Standard Steel, LLC, and was director as well as Chairman of the Board of CB Holding Corp. Mr. Maselli received an MBA with distinction from The A.B. Freeman School at Tulane University and a bachelor’s degree in economics from the University of Colorado.

Andrea J. Kellett, our Chief Financial Officer since inception, has been a Managing Director and the Chief Financial Officer of Trimaran since June 2000. From August 2018 to July 2021, she served as Chief Financial Officer of GX Acquisition Corp., a special purpose acquisition company that merged with Celularity Inc. Mrs. Kellett is responsible for accounting, management and financial reporting, human resources and administrative matters. Prior to joining Trimaran, Mrs. Kellett was an Executive Director in the Leveraged Finance Group of CIBC and was the Controller of Argosy, which she joined in 1990. Prior to joining Argosy, Mrs. Kellett was a Vice President in the Real Estate Tax Shelter Department of Thomson McKinnon Securities, Inc. Mrs. Kellett began her career as an auditor for Arthur Young & Co. Mrs. Kellett received her B.S. from the School of Business at the State University of New York at Albany.

Arthur D. Baer, our Vice President since February 2021, is an investment professional at Trimaran since March 2021 and was a consultant to GX Acquisition Corp., a special purpose acquisition company that merged with Celularity Inc. from August 2018 to July 2021. Previously, from 2015 to 2018, he was Chief Investment Officer of Cavendish Fund Management LLC, an equity hedge fund that he founded. Prior to Cavendish, Mr. Baer was Chief Financial Officer and Vice Chairman of Brite Media Group LLC from 2005 to 2014. Brite Media Group was a media and consumer marketing company that was majority owned by Trimaran. At Brite Media Group, Mr. Baer’s responsibilities included acquisitions, operations and business planning, and overall financial management including capital allocation and accounting. He evaluated hundreds of acquisition opportunities for Brite Media which resulted in closing numerous add on acquisitions and also managed the divestiture process, successfully selling a key division to a competitor in 2012 and other divisions to a private equity group in 2014. Mr. Baer previously worked for Lehman Brothers from 2000 to 2003 as an Analyst in the investment banking division. Mr. Baer graduated from Georgetown University with a Bachelor of Science in Business Administration as a finance major.

Jordan S. Bloom, our Vice President since February 2021, has been a Vice President at Trimaran since 2021 and has been an investment professional at the firm since 2019. Prior to joining Trimaran in 2019, Mr. Bloom was the Managing Partner of South Ave Capital, a specialty finance and asset-backed investment manager that he founded in 2017. Prior to founding South Ave Capital, Mr. Bloom was an investment professional at Aristeia Capital, a multi-billion dollar, multi-strategy investment fund. While there, Mr. Bloom focused on distressed credit and special situation investments, between $10 million and $200 million in size, across a wide range of industries. Mr. Bloom previously worked as a research analyst on the Special Situations Desk at the Royal Bank of Scotland. Additionally, Mr. Bloom sits on the Board of Advisors for Triphammer Ventures and Entrepreneurship at Cornell. Mr. Bloom graduated cum laude from Cornell University with a B.S. in Finance, and from Columbia Business School with an M.B.A. Jordan S. Bloom is the son of Jay R. Bloom, our Co-Chairman and Chief Executive Officer.

Hillel Weinberger, one of our directors since February 2021, has since 2010 been a Principal of HLA, a privately-owned venture capital firm. Prior to this, from 2007 to the present, Mr. Weinberger has been co-founder of Hillmark Capital Management, L.P., and before this was a Senior Vice-President of Loews/CNA Holdings, a property and casualty insurance company, from 1988 to 2006. Prior thereto he was a Senior Vice-President of Presidential Life, from 1982 to1988. He has served on the boards of Global Crossing Ltd. (telecommunications; NYSE: GX) from 1997 to 2000, where he chaired the Audit Committee, and News Communications, Inc. (newspaper and magazine publishing) from 1990 to1993. Mr. Weinberger attended Temple University and the Benjamin N. Cardozo School of Law. He is well qualified to serve on our Board due to his investment, operational and board experience.

Marc Mazur, one of our directors since February 2021, has served as an Industry Advisor for Brightwood Capital Advisors, LLC, a private debt fund, since 2014. From 2006 until 2008, Mr. Mazur served as the Chief Executive Officer of Brevan Howard U.S. Asset Management, a London-based global macro hedge fund, and a senior advisor of this company until 2010. From 2010 through December 2019, Mr. Mazur has served as a member of the board of directors for Fibrocell Science, Inc. (Nasdaq: FCSC), an autologous cell and gene therapy company. Mr. Mazur also served as chairman of the audit committee and a member of the valuation committee of Sutter Rock Capital (Nasdaq: SSSS), a business development company that invests in late-stage venture-backed private companies since 2017. He served a senior advisor to Tsinghua Venture Capital from 2001 to 2005. Mr. Mazur served as a Vice President at Salomon Brothers, Inc from 1984 to 1987 and served as a Vice President in the Fixed Income Division of The Goldman Sachs Group, Inc. (“Goldman”) from 1987 until 1996, and served as a consultant for Goldman from 1997 to 1999. Between 2010 and 2014, he served as a director of Staywell Health and as a director of DeVilbiss Health, private companies in the wellness and medical device fields. Mr. Mazur received his B.A. in Political Science from Columbia University and a J.D. from Villanova University School of Law. He is well qualified to serve on our Board due to his senior executive-level experience in finance, healthcare consulting and business strategy, as well as his board experience.

James W. Harpel, one of our directors since February 2021, is a Co-Founder of Two Roads Development, a real estate development company involved in the planning and development of largely residential restate in the State of Florida. Mr. Harpel is responsible for the general oversight of the firm and chairs the Investment Committee for the Company. In 1984 he co-founded and currently serves as a general partner of First Reserve Corporation, which has managed a series of private equity funds, in the energy, power and related infrastructure businesses. From 2003 until 2020, Mr. Harpel was a General Partner of Palm Beach Capital, which invests in and builds small and medium sized companies and makes direct real estate investments. Mr. Harpel is also an active entrepreneur and own interests and consults to a series of biotech, medically related and industrial companies. Mr. Harpel served on the Board of the Kennedy School at Harvard for over 40 years and is currently a member of the Board of Directors at the Belfer Center at the Kennedy School. He also served on the Dana Farber Cancer Institute Board. Mr. Harpel has an Endowed Chair at the Kennedy School. He is currently on the Executive Committee of the Kravis Center in West Palm Beach, and is also a member of the Council on Foreign Relations. In addition, Mr. Harpel is a recipient of the 2019 Ellis Island Medal of Honor. Mr. Harpel attended Harvard College (1959) and graduated from Harvard Business School in 1960 with high distinction. He is well qualified to serve on our Board due to his broad experience investing in publicly-held and private companies.

To the knowledge of Management, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Corporate Governance

Number and Terms of Office of Officers and Directors

We have five directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the Class I directors, consisting of Hillel Weinberger, will expire at the Annual Meeting. The term of office of the Class II directors, consisting of Marc Mazur and James W. Harpel, will expire at the annual meeting of stockholders to be held in 2023. The term of office of the Class III directors, consisting of Jay R. Bloom and Dean C. Kehler, will expire at the annual meeting of stockholders to be held in 2024.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Committees of the Board

Our Board has two standing committees: an audit committee and a compensation committee (the “Compensation Committee”). Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established the Audit Committee. Hillel Weinberger, Marc Mazur, and James Harpel serve as members of our Audit Committee, and Mr. Mazur chairs the Audit Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Each of Mr. Weinberger, Mr. Mazur, and Mr. Harpel meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the Audit Committee is financially literate and our Board has determined that Marc Mazur qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the Audit Committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with our Management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report*

The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with Marcum LLP the overall scope and plans of their audit. We met with Marcum LLP, with and without Management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2021, the Audit Committee (i) reviewed and discussed with Management the Company’s audited financial statements as of December 31, 2021, and for the year then ended; (ii) discussed with Marcum LLP the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP communications with the Audit Committee regarding independence; and (iv) discussed with Marcum LLP their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Marc Mazur (Chair)
Hillel Weinberger
James Harpel

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

Compensation Committee

We have established the Compensation Committee of the Board. Hillel Weinberger and James Harpel serve as members of our Compensation Committee, with Mr. Weinberger serving as the chair of the Compensation Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent. Mr. Weinberger and Mr. Harpel are independent under the Nasdaq listing rules and applicable SEC rules.

We have adopted a compensation committee charter, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officers’ compensation, if any is paid by us, evaluating our Chief Executive Officers’ performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officers based on such evaluations;

•        reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting our Management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special prerequisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to an affiliate of our Sponsor of $20,000 per month, for up to 24 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial Business Combination. Accordingly, it is likely that prior to the consummation of an initial Business Combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial Business Combination.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Hillel Weinberger, Marc Mazur, and James Harpel. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Committee Meetings and Attendance

During the fiscal year ended December 31, 2021, there were two regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting two times.

During the fiscal year ended December 31, 2021, there were four regularly scheduled or special meetings of the Audit Committee.

During the fiscal year ended December 31, 2021, there were no regularly scheduled or special meetings of the Compensation Committee.

We encourage all of our directors to attend our annual meetings of stockholders. The Meeting will be the first annual meeting of stockholders of the Company.

Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the year ended December 31, 2021, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Hillel Weinberger, Marc Mazur, and James Harpel are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

None of our officers has received any cash compensation for services rendered to us. Commencing on the date of the IPO Registration Statement, we have agreed to pay an affiliate of our Sponsor a total of $20,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial Business Combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, advisory fee, reimbursement or consulting fee, has been or will be paid by us to our Sponsor, officers, directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. We do not have a policy that prohibits our Sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial Business Combination will be made using funds held outside the Trust Account. Other than quarterly Audit Committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial Business Combination.

After the completion of our initial Business Combination, directors or members of our Management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of Management. It is unlikely the amount of such compensation will be known at the time of the proposed initial Business Combination because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our Management team maintain their positions with us after the consummation of our initial Business Combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our Management’s motivation in identifying or selecting a target business but we do not believe that the ability of our Management to remain with us after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In October 2020, our Sponsor paid for offering costs totaling $25,000 in exchange for 10,062,500 Founder Shares, or approximately $0.003 per share. In February 2021, our Sponsor returned to us, at no cost, an aggregate of 1,437,500 Founder Shares which we cancelled, resulting in an aggregate of 8,625,000 Founder Shares outstanding and held by our Sponsor. The Founder Shares included an aggregate of up to 1,125,000 shares that were subject to forfeiture by the Sponsor. In May 2021, the underwriter’s over-allotment option expired, and as a result, 1,125,000 Founder Shares were forfeited. The Founder Shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our Sponsor has purchased an aggregate of 5,666,667 Private Placement Warrants for a purchase price of $1.50 per warrant in a private placement that occurred simultaneously with the closing of our IPO, generating gross proceeds to the Company of $8,500,000. Each Private Placement Warrant entitles the holder thereof to purchase one share of our Class A common stock at a price of $11.50 per share. The Private Placement Warrants (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of our initial Business Combination. The Private Placement Warrants are not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees. The Company and the Sponsor have entered into a registration rights agreement with respect to the Private Placement Warrants, the warrants issuable upon conversion of Working Capital Loans (if any) and the shares of Class A common stock issuable upon exercise of the foregoing and upon conversion of the Founder Shares. Pursuant to the registration rights agreement, holders of the forgoing securities are entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include their securities in other registration statements filed by us.

Our anchor investors purchased an aggregate of $18 million of the units in our IPO at the offering price. Each anchor investor has agreed with our Sponsor that, if such anchor investor (a) does not own the number of shares of Class A common stock included as part of the units it purchased in our IPO (such number of shares referred to as such anchor investor’s “initial share allocation”) (i) at the time of any stockholder vote with respect to an initial Business Combination or (ii) on the business day immediately prior to the consummation of our initial Business Combination, (b) redeems all or a portion of such shares of Class A common stock in connection with an initial Business Combination such that as of the time of such initial Business Combination it does not own a number of shares at least equal to its initial share allocation or (c) fails to vote any of such shares in favor of our initial Business Combination, the allocation of Founder Shares to such anchor investor will be reduced proportionately based on the percentage of such anchor investor’s initial share allocation the anchor investor does not own, has redeemed or fails to vote in favor of our initial Business Combination. In addition, our anchor investors have agreed that, if our Sponsor’s managing member deems it necessary in order to facilitate an initial Business Combination for our Sponsor to forfeit, transfer, exchange or amend the terms of all or any portion of its Founder Shares or Private Placement Warrants or to enter into any other arrangements with respect to such securities, our anchor investors will be subject to the same changes on a pro rata basis. The anchor investors have not been granted any material additional stockholder or other rights, and are issued membership interests in our Sponsor with no right to control our Sponsor or vote or dispose of their allocable Founder Shares or Private Placement Warrants (which will continue to be held by our Sponsor until following our initial Business Combination). Further, the anchor investors are not required to: (i) other than as described above, hold any units, shares or warrants they may purchase in our IPO or thereafter for any amount of time, (ii) vote any shares they may own at the applicable time in favor of our initial Business Combination or (iii) refrain from exercising their right to redeem their Public Shares at the time of our initial Business Combination.

Our anchor investors are not required to vote their Public Shares in favor of any initial Business Combination. Since our anchor investors will not receive the Founder Shares to which they are entitled until the closing of our initial Business Combination, they will not be able to vote such shares prior to the closing of our initial Business Combination.

If any of our officers or directors becomes aware of an initial Business Combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such Business Combination opportunity to such other entity.

The Company agreed, commencing on March 17, 2021, to pay an affiliate of the Sponsor a total of $20,000 per month for office space, administrative and support services. Upon completion of the Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. For the year ended December 31, 2021 and the nine months ended September 30, 2022, the Company incurred $200,000 and $180,000 and paid $200,000 and $160,000, respectively, in fees for these services.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, has been or will be paid by us to our Sponsor, officers and directors, or any affiliate of our Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial Business Combination (regardless of the type of transaction that it is). However, these individuals are and will continue to be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. We do not have a policy that prohibits our Sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

On September 24, 2020, our Sponsor agreed to loan the Company an aggregate of up to $500,000 to cover expenses related to our IPO pursuant to a promissory note (the “Note”). The Note was non-interest bearing and was payable on the earlier of June 30, 2021, or the completion of the IPO. As of March 22, 2021, there was $217,854 outstanding under the Note, which was due on demand. The outstanding balance under the Note of $217,854 was subsequently repaid on March 23, 2021. Borrowings under the promissory Note are no longer available.

In order to finance transaction costs in connection with the Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers may, but are not obligated to, provide Working Capital Loans to the Company. If the Company completes the Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that the Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of the Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-business combination entity at a price of $1.50 per warrant. The warrants would be identical to the Private Placement Warrants. As of December 31, 2021 and September 32, 2022, there were no outstanding Working Capital Loans.

On November 14, 2022, the Company issued an unsecured promissory note (the “Note”) in the principal amount of $250,000 to the Sponsor for working capital purpose. The Note is non-interest bearing and payable on the earlier of: (i) March 22, 2023 or, if the Company has extended, in accordance with its organizational documents, the deadline by which it must complete the Business Combination, then such date, as extended by which the Company must complete the Business Combination, or (ii) the date on which the Company consummates the Business Combination. The principal balance may be prepaid at any time.

After our initial Business Combination, members of our Management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial Business Combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into indemnification agreements with each of our officers and directors a form of which is to be filed as an exhibit to the IPO Registration Statement. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Policy for Approval of Related Party Transactions

We have adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, with the exception of the Note discussed above which was issued on November 14, 2022, all other transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the Audit Committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire Audit Committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the Audit Committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from independent investment banking firm or from another independent entity that commonly renders valuation opinions that our initial Business Combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our Sponsor, officers, directors or advisors, or any of their respective affiliates, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, the following payments have been, or will be, made to our Sponsor, officers, directors or advisors, or our or their affiliates, none of which will be made from the proceeds of our IPO held in the Trust Account prior to the completion of our initial Business Combination:

•        Repayment of up to an aggregate of $500,000 in loans made to us by our Sponsor to cover offering-related and organizational expenses;

•        Payment to an affiliate of our Sponsor of $20,000 per month, for up to 24 months, for office space, utilities and secretarial and administrative support;

•        Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial Business Combination; and

•        Repayment of Working Capital Loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial Business Combination. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.50 per warrant at the option of the lender.

Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, officers, directors, or advisors, or our or their affiliates.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•        each person known by us to be the beneficial owner of 5% or more of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 37,500,000 shares of our common stock, consisting of (i) 30,000,000 shares of our Class A common stock and (ii) 7,500,000 shares of our Class B common stock, issued and outstanding as of the Record Date. On all matters to be voted upon, except as required by law, holders of the shares of Class A common stock and shares of Class B common stock vote together as a single class. The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of our initial Business Combination on a one-for-one basis (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like).

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
GX Sponsor II LLC(3)	—	—	7,500,000	100.0%	20.0%
Jay R. Bloom(3)	—	—	7,500,000	100.0%	20.0%
Dean C. Kehler(3)	—	—	7,500,000	100.0%	20.0%
Michael G. Maselli(4)	—	—	—	—	—
Andrea J. Kellett(4)	—	—	—	—	—
Hillel Weinberger(4)	—	—	—	—	—
Marc Mazur(4)	—	—	—	—	—
James W. Harpel(4)	—	—	—	—	—
Arthur D. Baer(4)	—	—	—	—	—
Jordan S. Bloom(4)	—	—	—	—	—
All executive officers and directors as a group (9 individuals)	—	—	7,500,000	100.0%	20.0%
Greater than 5% Beneficial Owners
Linden Advisors LP(5)	1,500,000	5.0%	—	—	4.0%
Magnetar Financial LLC(6)	1,757,822	5.9%	—	—	4.7%
Fir Tree Capital Management LP(7)	1,500,000	5.0%	—	—	4.0%
Group consisting of Atalaya Special Purpose Investment Fund II LP, et. al.(8)	1,800,000	6.0%	—	—	4.8%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o GX Acquisition Corp. II, 1325 Avenue of the Americas, 28th Floor, New York, NY 10019.

(2)      Interests shown consist solely of the Founder Shares, classified as shares of Class B common stock. Such shares will automatically convert into shares of Class A common stock on a one-for-one basis at the time of our initial Business Combination, subject to adjustment.

(3)      Our Sponsor is the record holder of such shares. Cooper Road, LLC, an entity controlled by Jay R. Bloom, and Dean C. Kehler, our co-Chairmen and Chief Executive Officers, are the managing members of our Sponsor, and as such Messrs. Bloom and Kehler have voting and investment discretion with respect to the common stock held of record by our Sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by our Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      Each of these individuals hold an interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)      According to a Schedule 13G/A filed with the SEC on February 2, 2022, respectively, the listed shares of Class A common stock are owned by Linden Capital L.P., a Bermuda limited partnership (“Linden Capital”) and one or more separately managed accounts. Linden GP LLC, a Delaware limited liability company (“Linden GP”) is the general partner of Linden Capital, and Linden Advisors LP (“Linden Advisors”) is the investment manager of Linden Capital and trading advisor or investment advisor for the managed accounts. Mr. Siu Min Wong is the principal owner and controlling person of Linden Advisors and Linden GP. As of December 31, 2021, each of Linden Advisors and Mr. Wong may be deemed the beneficial owner of 1,500,000 shares. This amount consists of 1,408,717 shares held by Linden Capital and 91,283 shares held by separately managed accounts. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Siu Min Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.

(6)      According to a Schedule 13G filed with the SEC on January 14, 2022, the listed shares of Class A common stock are owned by Magnetar Financial LLC (“Magnetar Financial”) and one or more separately managed accounts (the “Magnetar Funds”). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners LP (“Magnetar Capital Partners”) serves as the sole member and parent holding company of Magnetar Financial. Supernova Management LLC (“Supernova Management”) is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Alec N. Litowitz. The principal business address for of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Alec N. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(7)      According to a Schedule 13G filed with the SEC on February 14, 2022, the listed shares of Class A common stock are owned by Fir Tree Capital Management LP, a Delaware limited partnership, located at 55 West 46th Street, 29th Floor New York, NY 10036, who has the sole voting and dispositive power over the shares so held.

(8)      According to a Schedule 13G/A filed with the SEC on December 14, 2021, the listed shares of Class A common stock are directly held by Atalaya Special Purpose Investment Fund II LP (“ASPIF II”) (holding 1,180,500 shares underlying units), Corbin ERISA Opportunity Fund, Ltd. (“CEOF”) (holding 433,650 shares underlying units), and Corbin Opportunity Fund, L.P. (“COF”) (holding 185,850 shares underlying units). Atalaya Capital Management LP (“ACM”) is the investment manager of ASPIF II, which has the power to vote and direct the disposition of all shares held by ASPIF II. Corbin Capital Partners, L.P. (“CCP”) is the investment manager for CEOF and COF, which has the power to vote and direct the disposition of all shares held by CEOF and COF. Each of Corbin Capital Partners GP, LLC (“Corbin GP”) and Corbin Capital Partners, L.P. (“CCP”), may be deemed the beneficial owner of 619,500 shares underlying units, which amount includes (i) the 433,650 shares underlying units beneficially owned by CEOF, and (ii) the 185,850 shares underlying units beneficially owned by COF. ASPIF II, ACM, CEOF, Corbin GP, CCP, and COF may be deemed members of a group, as defined in Rule 13d-5 under the Act, with respect to the total number of 1,800,000 shares. The address of the principal business office of each of ASPIF II and ACM is One Rockefeller Plaza, 32nd Floor, New York, NY 10020. The address of the principal business office of each of CEOF, Corbin GP, CCPG, CCP, and COF is 590 Madison Avenue, 31st Floor, New York, NY 10022.

Changes in Control

None.

STOCKHOLDER PROPOSALS

We anticipate that our annual meeting of stockholders for the 2022 fiscal year (the “2023 Annual Meeting”) will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2023 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Such proposals must be received at our offices at 1325 Avenue of the Americas, 28th Floor, New York, NY 10019 no later than August 8, 2023.

In addition, our bylaws provide notice procedures for our stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2023 Annual Meeting, assuming the meeting is held on or about December 28, 2023, notice of a nomination or proposal must be delivered to us no later than September 29, 2023 and no earlier than August 30, 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should contact us at (212) 616-3700 or 1325 Avenue of the Americas, 28th Floor, New York, NY 10019 to inform us of your request; or

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Annual Meeting, you may obtain these documents by requesting them from us at:

GX Acquisition Corp. II
1325 Avenue of the Americas, 28th Floor
New York, NY 10019
Email: akellett@gxacq.com

If you are a stockholder of the Company and would like to request documents, please do so by December 21, 2022, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

PROXY CARD

GX ACQUISITION CORP. II
1325 AVENUE OF THE AMERICAS, 28th FLOOR
NEW YORK, NY 10019

THE ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 28, 2022
YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 28, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated December 6, 2022, (the “Proxy Statement”) in connection with the annual meeting of stockholders of GX Acquisition Corp. II (the “Company”) and at any adjournments thereof (the “Annual Meeting”) to be held at 11:00 a.m. Eastern time on December 28, 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals (the “Proposals”), and hereby appoints Michael G. Maselli and Andrea J. Kellett, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the Proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 28, 2022:

The notice of the annual meeting, the Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available at https://www.cstproxy.com/gx2/2022.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2.	Please mark ☒ votes as indicated in this example
Proposal 1 — Director Election Proposal	FOR	WITHHELD

To elect the following nominee as the Class I director (to serve until the annual meeting of stockholders of the Company to be held in 2025 or until a successor is elected and qualified or his earlier resignation or removal):

Hillel Weinberger	☐	☐
Proposal 2 — Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN

Ratification of the selection of Marcum LLP by the audit committee of the Company’s board of directors to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

	☐	☐	☐

Date: _______________, 2022

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEE IN PROPOSAL 1 AND “FOR” PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.